Segment Reporting (Details)	12 Months Ended
Dec. 31, 2025 segments
Segment Reporting [Abstract]
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	chief operating decision maker
Number of operating segments	2
CODM description	The Company has identified the measure of segment profit or loss reviewed by the CODM as income (loss) from operations. The CODM uses this measure to evaluate segment performance and allocate resources. Significant segment expenses regularly provided to the CODM include cost of revenue, selling expenses, and general and administrative expenses, which are disclosed in the accompanying segment information. Other income and expenses are included in the measure of segment profit or loss reviewed by the CODM.
Number of reportable segments not disclosed flag	true